UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)       July 24, 2003
                                                    -------------------------
                                MBNA Corporation
   --------------------------------------------------------------------------
   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0131
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      -----------------------


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       (Former name or former address, if changed since last report.)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

Exhibit 99.1: Press Release, dated July 24, 2003, issued by MBNA Corporation, and MBNA Corporation Financial Highlights for the three and six months ended June 30, 2003.

Item 12.  Results of Operations and Financial Condition.

On July 24, 2003, MBNA Corporation announced its results of operations for the three and six months ended June 30, 2003. A copy of the related press release and the MBNA Corporation Financial Highlights for the three and six months ended June 30, 2003 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under this Item 12, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.





































                                                                 Exhibit 99.1

 MBNA MANAGED LOANS GROW $4.4 BILLION TO $110.5 BILLION DURING SECOND QUARTER;
                    EARNINGS PER COMMON SHARE INCREASE 20%;
               3.0 MILLION NEW ACCOUNTS ADDED IN SECOND QUARTER;
                   MBNA ANNOUNCES MID-YEAR DIVIDEND INCREASE


WILMINGTON, DELAWARE (7/24/03) -- MBNA Corporation announced today that net income for the second quarter of 2003 rose to $543.3 million or $.42 per common share, an increase of 20%, compared with $457.8 million or $.35 per common share for the second quarter of 2002. For the first six months of this year, net income rose to $975.9 million or $.75 per common share, compared with $827.8 million or $.63 per common share for the first half of 2002.

MBNA has increased its common stock dividend an average of 13.5% in January of every year since it became a public company in 1991. In addition to the 14.3% increase earlier this year, MBNA's Board of Directors has approved an additional mid-year increase of 25% in the quarterly dividend to $.10 per common share from $.08 per common share. The dividend is payable
October 1, 2003 to stockholders of record as of September 15, 2003. The Board expects to approve a regular dividend increase in January 2004.

Loan receivables at June 30, 2003 were $29.3 billion, an increase of $4.9 billion over the second quarter of 2002. Total managed loans at June 30, 2003 were $110.5 billion, an increase of $10.5 billion or 11% over the second quarter of 2002.

During the first six months of 2003, the Corporation added 5.3 million new accounts, with 3.0 million new accounts added in the quarter. The characteristics of new cardholders are consistent with the superior quality of the Corporation's existing cardholders. In the United States, the typical new cardholder has more than a $70,000 annual household income, has been employed for more than 11 years, owns a home, and has an 18-year history of paying bills promptly. The company acquired 205 new endorsements from organizations and renewed more than 550 group contracts during the first six months of 2003.

Loan losses on loan receivables and managed loans for the second quarter of 2003 were 4.91% and 5.35%, respectively. After a typical seasonal increase in loss rates in January, net credit loss rates have declined from January levels. Although there may be minor monthly fluctuations, management expects the declining trend in managed net credit loss rates to continue throughout the year. Loan losses continue to be lower than published industry levels. Delinquency on the loan receivables and managed loans was 3.71% and 4.46%, respectively, at June 30, 2003.

This earnings release includes managed data. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of reported and managed data. A business presentation that provides supplemental information regarding the second quarter of 2003 is available in the Investor Relations section of MBNA's Web site (www.MBNA.com).

MBNA Corporation, a bank holding company and parent of MBNA America Bank, N.A., a national bank, is the largest independent credit card lender in the world. MBNA also provides retail deposit, consumer loan, and insurance products. MBNA.com (www.MBNA.com) provides credit card, consumer loan, retail deposit, travel, and shopping services.

                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,             Ended June 30,
                              2003         2002           2003         2002
-------------------------------------------------------------------------------
                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income.... $    579,168  $    504,817  $  1,134,764  $  1,018,093
Provision for possible
 credit losses.........      345,603       274,932       724,480       634,325
Other operating
 income................    1,851,804     1,633,629     3,639,813     3,229,895
Other operating
 expense...............    1,235,068     1,141,365     2,522,943     2,308,060
  Net income...........      543,342       457,842       975,851       827,752

-------------------------------------------------------------------------------
PER COMMON SHARE DATA FOR THE PERIOD:

Earnings............... $        .42  $        .36  $        .76  $        .64
Earnings-assuming
 dilution..............          .42           .35           .75           .63
Dividends..............          .08           .07           .16           .13
Book value.............         7.52          6.28

-------------------------------------------------------------------------------
RATIOS:

Net interest
 margin(a).............         5.33%         5.65%         5.39%         5.73%
Return on average
 total assets..........         3.93          3.97          3.61          3.64
Return on average
 stockholders' equity..        22.39         22.89         20.72         21.20
Stockholders' equity
 to total assets.......        17.18         17.44

Loan Receivables(b):
  Delinquency(c).......         3.71          3.70
  Net credit
   losses(e)...........         4.91          4.53          5.02          4.64

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Sales and cash
 advance volume........ $ 45,366,092  $ 39,249,084  $ 86,475,778  $ 74,414,690

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,              Ended June 30,
                              2003         2002           2003         2002
-------------------------------------------------------------------------------
                                               (unaudited)
MANAGED DATA(f):

At Period End:
  Loans held for
   securitization...... $ 10,472,305  $  7,424,562
  Loan portfolio.......   18,816,074    16,957,018
  Securitized loans....   81,220,815    75,583,540
                        ------------  ------------
    Total managed
     loans............. $110,509,194  $ 99,965,120
                        ============  ============

Average for the Period:
  Loans held for
   securitization...... $  8,641,464  $  7,786,210  $  9,221,225  $  8,469,495
  Loan portfolio.......   19,143,186    16,508,963    18,353,788    15,645,992
  Securitized loans....   80,819,218    73,778,180    79,750,415    73,073,904
                        ------------  ------------  ------------  ------------
    Total managed
     loans............. $108,603,868  $ 98,073,353  $107,325,428  $ 97,189,391
                        ============  ============  ============  ============

For the Period:
  Delinquency(c).......         4.46%         4.80%
  Net credit losses(e).         5.35          5.09          5.41%         5.04%
  Net interest
   margin(a)...........         8.36          8.73          8.45          8.79
  Net interest income.. $  2,514,886  $  2,303,210  $  4,967,598  $  4,578,283
  Provision for
   possible credit
   losses..............    1,456,708     1,246,944     2,935,880     2,525,852
  Other operating
   income..............    1,027,191       807,248     2,018,379     1,561,232

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,              Ended June 30,
                              2003         2002           2003         2002
-------------------------------------------------------------------------------
                                               (unaudited)
BALANCE SHEET DATA AT PERIOD END:

Investment securities
 and money market
 instruments(d)........ $ 11,763,167  $  7,810,986
Loans held for
 securitization........   10,472,305     7,424,562

Credit card loans......   10,448,174     9,224,617
Other consumer loans...    8,367,900     7,732,401
                        ------------  ------------
  Total loans..........   18,816,074    16,957,018
Reserve for possible
 credit losses.........   (1,175,256)     (960,113)
                        ------------  ------------
  Net loans............   17,640,818    15,996,905

Total assets...........   57,207,153    47,232,469
Total deposits.........   33,152,539    27,022,868
Stockholders' equity...    9,827,376     8,239,167
-------------------------------------------------------------------------------
AVERAGE BALANCE SHEET DATA:

Investment securities
 and money market
 instruments(d)........ $ 11,926,521  $  7,649,378  $ 11,099,005  $  7,833,952
Loans held for
 securitization........    8,641,464     7,786,210     9,221,225     8,469,495

Credit card loans......   10,775,932     9,495,523    10,045,324     8,830,014
Other consumer loans...    8,367,254     7,013,440     8,308,464     6,815,978
                        ------------  ------------  ------------  ------------
  Total loans..........   19,143,186    16,508,963    18,353,788    15,645,992
Reserve for possible
 credit losses.........   (1,157,312)     (932,356)   (1,134,293)     (905,729)
                        ------------  ------------  ------------  ------------
  Net loans............   17,985,874    15,576,607    17,219,495    14,740,263

Total assets...........   55,449,662    46,210,761    54,446,435    45,806,592
Total deposits.........   32,196,474    27,106,000    31,664,845    27,171,803
Stockholders' equity...    9,735,230     8,024,375     9,497,124     7,874,706
-------------------------------------------------------------------------------







                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,              Ended June 30,
                              2003         2002           2003         2002
-------------------------------------------------------------------------------
                                               (unaudited)
Weighted average common
 shares outstanding(000).  1,278,144     1,277,703     1,278,560     1,277,848
Weighted average common
 shares outstanding and
 common stock
 equivalents(000)........  1,294,246     1,305,288     1,293,451     1,308,165
-------------------------------------------------------------------------------
Cautionary Language: The Corporation's projections of future net credit losses are by their nature uncertain and changes in economic conditions, bankruptcy laws, regulatory policies, and other factors may impact actual losses.

NOTES:
(a) Net interest margin ratios are presented on a fully taxable equivalent basis.
(b) Loan receivables include loans held for securitization and the loan portfolio.
(c) Delinquency represents loans that are 30 days or more past due.
(d) For purposes of comparability, certain prior period amounts have been reclassified.
(e) MBNA Corporation's net credit losses ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include billed interest and fees for the corresponding period.
(f) MBNA Corporation allocates resources on a managed basis, and financial data provided to management reflects MBNA Corporation's results on a managed basis. Managed data assumes MBNA Corporation's securitized loan principal receivables have not been sold and presents the earnings on securitized loan principal receivables in the same fashion as MBNA Corporation's owned loans. Management, equity and debt analysts, rating agencies and others evaluate MBNA Corporation's operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to MBNA Corporation's owned loans, and MBNA Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. MBNA Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of originations and the related credit risks inherent in the owned portfolio and retained interests in its securitization transactions.

    Exhibit A reconciles income statement data for the period to managed net interest income, managed provision for possible credit losses, and managed other operating income, and the loan receivables net credit losses ratio to the managed net credit losses ratio, the loan receivables delinquency ratio to the managed delinquency ratio, and the net interest margin ratio to the managed net interest margin ratio. Managed other operating income includes the impact of the gain recognized on securitized loan principal receivables in accordance with Statement of Financial Accounting Standards No. 140.
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                  EXHIBIT A
------------------------------------------------------------------------------

RECONCILIATION OF INCOME STATEMENT DATA FOR THE PERIOD TO
 MANAGED NET INTEREST INCOME, MANAGED PROVISION FOR POSSIBLE
 CREDIT LOSSES, AND MANAGED OTHER OPERATING INCOME

                             For the Three Months        For the Six Months
                                Ended June 30,              Ended June 30,
                              2003         2002           2003         2002
-------------------------------------------------------------------------------
                                               (unaudited)

NET INTEREST INCOME:

Net interest income.... $    579,168  $    504,817  $  1,134,764  $  1,018,093
Securitization
 adjustments...........    1,935,718     1,798,393     3,832,834     3,560,190
                        ------------  ------------  ------------  ------------
Managed net interest
 income................ $  2,514,886  $  2,303,210  $  4,967,598  $  4,578,283
                        ============  ============  ============  ============

PROVISION FOR POSSIBLE
 CREDIT LOSSES:

Provision for possible
 credit losses......... $    345,603  $    274,932  $    724,480  $    634,325
Securitization
 adjustments...........    1,111,105       972,012     2,211,400     1,891,527
                        ------------  ------------  ------------  ------------
Managed provision for
 possible credit
 losses................ $  1,456,708  $  1,246,944  $  2,935,880  $  2,525,852
                        ============  ============  ============  ============

OTHER OPERATING INCOME:

Other operating income. $  1,851,804  $  1,633,629  $  3,639,813  $  3,229,895
Securitization
 adjustments...........     (824,613)     (826,381)   (1,621,434)   (1,668,663)
                        ------------  ------------  ------------  ------------
Managed other operating
 income................ $  1,027,191  $    807,248  $  2,018,379  $  1,561,232
                        ============  ============  ============  ============

-------------------------------------------------------------------------------







                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

RECONCILIATION OF THE LOAN RECEIVABLES NET CREDIT LOSSES
 RATIO TO THE MANAGED NET CREDIT LOSSES RATIO

                                                                 Net Credit
                                      Net Credit  Average Loans    Losses
                                      Losses(a)    Outstanding    Ratio(a)
------------------------------------------------------------------------------
                                     For the three months ended June 30, 2003
                                                    (unaudited)

Loan receivables(b)................. $    341,307  $ 27,784,650      4.91%
Securitized loans...................    1,111,105    80,819,218      5.50
                                     ------------  ------------
Managed loans....................... $  1,452,412  $108,603,868      5.35
                                     ============  ============

                                      For the six months ended June 30, 2003
                                                   (unaudited)

Loan receivables(b)................. $    691,510  $ 27,575,013      5.02%
Securitized loans...................    2,211,400    79,750,415      5.55
                                     ------------  ------------
Managed loans....................... $  2,902,910  $107,325,428      5.41
                                     ============  ============

                                     For the three months ended June 30, 2002
                                                    (unaudited)

Loan receivables(b)................. $    274,932  $ 24,295,173      4.53%
Securitized loans...................      972,012    73,778,180      5.27
                                     ------------  ------------
Managed loans....................... $  1,246,944  $ 98,073,353      5.09
                                     ============  ============

                                      For the six months ended June 30, 2002
                                                   (unaudited)

Loan receivables(b)................. $    559,866  $ 24,115,487      4.64%
Securitized loans...................    1,891,527    73,073,904      5.18
                                     ------------  ------------
Managed loans....................... $  2,451,393  $ 97,189,391      5.04
                                     ============  ============












                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

RECONCILIATION OF THE LOAN RECEIVABLES DELINQUENCY RATIO
 TO THE MANAGED DELINQUENCY RATIO

                                      Delinquent    Ending Loans   Delinquency
                                      Balances(c)    Outstanding     Ratio(c)
------------------------------------------------------------------------------
                                                   June 30, 2003
                                                    (unaudited)

Loan receivables(b)................. $  1,085,213  $ 29,288,379      3.71%
Securitized loans...................    3,845,209    81,220,815      4.73
                                     ------------  ------------
Managed loans....................... $  4,930,422  $110,509,194      4.46
                                     ============  ============

                                                   June 30, 2002
                                                    (unaudited)

Loan receivables(b)................. $    903,333  $ 24,381,580      3.70%
Securitized loans...................    3,896,132    75,583,540      5.15
                                     ------------  ------------
Managed loans....................... $  4,799,465  $ 99,965,120      4.80
                                     ============  ============































                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO
 TO THE MANAGED NET INTEREST MARGIN RATIO

                                       Average      Net Interest  Net Interest
                                    Earning Assets     Income     Margin Ratio
-------------------------------------------------------------------------------
                                     For the three months ended June 30, 2003
                                                    (unaudited)

NET INTEREST MARGIN(d):

Investment securities and money
 market instruments(e).............  $ 11,926,521
Other interest-earning assets......     3,856,756
Loan receivables(b)................    27,784,650
                                     ------------
  Total............................  $ 43,567,927  $    579,401        5.33%
                                     ============

SECURITIZATION ADJUSTMENTS:

Investment securities and money
 market instruments(e).............  $          -
Other interest-earning assets......    (3,787,737)
Securitized loans..................    80,819,218
                                     ------------
  Total............................  $ 77,031,481  $  1,935,718       10.08%
                                     ============

MANAGED NET INTEREST MARGIN(d):

Investment securities and money
 market instruments(e).............  $ 11,926,521
Other interest-earning assets......        69,019
Managed loans......................   108,603,868
                                     ------------
  Total............................  $120,599,408  $  2,515,119        8.36%
                                     ============
















                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO
 TO THE MANAGED NET INTEREST MARGIN RATIO - CONTINUED

                                       Average      Net Interest  Net Interest
                                    Earning Assets     Income     Margin Ratio
-------------------------------------------------------------------------------
                                     For the six months ended June 30, 2003
                                                  (unaudited)

NET INTEREST MARGIN(d):

Investment securities and money
 market instruments(e).............  $ 11,099,005
Other interest-earning assets......     3,828,536
Loan receivables(b)................    27,575,013
                                     ------------
  Total............................  $ 42,502,554  $  1,135,214        5.39%
                                     ============

SECURITIZATION ADJUSTMENTS:

Investment securities and money
 market instruments(e).............  $          -
Other interest-earning assets......    (3,760,513)
Securitized loans..................    79,750,415
                                     ------------
  Total............................  $ 75,989,902  $  3,832,834       10.17%
                                     ============

MANAGED NET INTEREST MARGIN(d):

Investment securities and money
 market instruments(e).............  $ 11,099,005
Other interest-earning assets......        68,023
Managed loans......................   107,325,428
                                     ------------
  Total............................  $118,492,456  $  4,968,048        8.45%
                                     ============
















                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO
 TO THE MANAGED NET INTEREST MARGIN RATIO - CONTINUED

                                       Average      Net Interest  Net Interest
                                    Earning Assets     Income     Margin Ratio
-------------------------------------------------------------------------------
                                     For the three months ended June 30, 2002
                                                    (unaudited)

NET INTEREST MARGIN(d):

Investment securities and money
 market instruments(e).............  $  7,649,378
Other interest-earning assets......     3,916,061
Loan receivables(b)................    24,295,173
                                     ------------
  Total............................  $ 35,860,612  $    505,110        5.65%
                                     ============

SECURITIZATION ADJUSTMENTS:

Investment securities and money
 market instruments(e).............  $          -
Other interest-earning assets......    (3,855,194)
Securitized loans..................    73,778,180
                                     ------------
  Total............................  $ 69,922,986  $  1,798,393       10.32%
                                     ============

MANAGED NET INTEREST MARGIN(d):

Investment securities and money
 market instruments(e).............  $  7,649,378
Other interest-earning assets......        60,867
Managed loans......................    98,073,353
                                     ------------
  Total............................  $105,783,598  $  2,303,503        8.73%
                                     ============
















                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO
 TO THE MANAGED NET INTEREST MARGIN RATIO - CONTINUED

                                       Average      Net Interest  Net Interest
                                    Earning Assets     Income     Margin Ratio
-------------------------------------------------------------------------------
                                     For the six months ended June 30, 2002
                                                  (unaudited)

NET INTEREST MARGIN(d):

Investment securities and money
 market instruments(e).............  $  7,833,952
Other interest-earning assets......     3,906,471
Loan receivables(b)................    24,115,487
                                     ------------
  Total............................  $ 35,855,910  $  1,018,643        5.73%
                                     ============

SECURITIZATION ADJUSTMENTS:

Investment securities and money
 market instruments(e).............  $          -
Other interest-earning assets......    (3,845,696)
Securitized loans..................    73,073,904
                                     ------------
  Total............................  $ 69,228,208  $  3,560,190       10.37%
                                     ============

MANAGED NET INTEREST MARGIN(d):

Investment securities and money
 market instruments(e).............  $  7,833,952
Other interest-earning assets......        60,775
Managed loans......................    97,189,391
                                     ------------
  Total............................  $105,084,118  $  4,578,833        8.79%
                                     ============
-------------------------------------------------------------------------------
NOTES TO EXHIBIT A:
(a) MBNA Corporation's net credit losses ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include billed interest and fees for the corresponding period.
(b) Loan receivables include loans held for securitization and the loan portfolio.
(c) Delinquency represents loans that are 30 days or more past due.
(d) Net interest margin ratios are presented on a fully taxable equivalent basis. The fully taxable equivalent adjustment for the three and six months ended June 30, 2003 was $233 and $450, respectively. The fully taxable equivalent adjustment for the three and six months ended
    June 30, 2002 was $293 and $550, respectively.
(e) For purposes of comparability, certain prior period amounts have been reclassified.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                                        MBNA CORPORATION


Date:  July 24, 2003                     By:   /s/    Vernon H.C. Wright
                                               -------------------------------
                                                      Vernon H.C. Wright
                                                    Chief Financial Officer